UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MARIMED INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MARIMED INC.
10 Oceana Way
Norwood, MA 02062

Notice of Annual Meeting of Stockholders
To be held on June 4, 2026

April 23, 2026

To our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of MariMed Inc., which will be held virtually via live webcast on the Internet on Thursday, June 4, 2026, at 9:30 a.m. Eastern Time. You will be able to attend the meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MRMD2026.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we urge you to submit your vote via the Internet, by telephone or by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you provide.

Thank you for your continued support, interest and investment in MariMed.

Sincerely,

Edward Gildea
Chairman of the Board

MARIMED INC.
10 Oceana Way
Norwood, MA 02062

Notice of Annual Meeting of Stockholders
To be held on June 4, 2026

The annual meeting of stockholders of MariMed Inc. (the “Company”) will be a virtual meeting via live webcast on the Internet at www.virtualshareholdermeeting.com/MRMD2026, on Thursday, June 4, 2026, at 9:30 a.m. Eastern Time. You can attend the meeting online, vote your shares electronically and submit your questions during the meeting. You will need to have your 16‐digit control number included on your proxy card or in the instructions that accompanied your proxy materials to attend the meeting. At the meeting, we will consider and vote upon the following proposals:

1.The election of four (4) directors to serve until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified;
2.The advisory approval of the appointment of M&K CPAs PLLC as the Company’s independent auditors for the fiscal year ending December 31, 2026; and
3.The transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.

These items are more fully described in the accompanying Proxy Statement. Holders of record at the close of business on April 10, 2026 are entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be available for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours at the Company’s principal office.

By order of the Board of Directors,

Edward Gildea
Chairman of the Board
Norwood, Massachusetts
April 23, 2026

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO SUBMIT YOUR VOTE VIA THE INTERNET, TELEPHONE OR MAIL AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.
We appreciate your giving this matter your prompt attention.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2026

The Proxy Materials for the Annual Meeting, including the Annual Report and the Proxy Statement, are also available at www.proxyvote.com

MARIMED INC.
10 Oceana Way
Norwood, MA 02062

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
To be held on June 4, 2026

Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors (the “Board”) of MariMed Inc. (the “Company,” “we,” “us,” “our,” or any derivative thereof) to be used at the annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, June 4, 2026, at 9:30 a.m. Eastern Time, via live webcast on the Internet at www.virtualshareholdermeeting.com/MRMD2026, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company’s principal executive offices are located at 10 Oceana Way, Norwood, Massachusetts 02062. The approximate date on which this Proxy Statement, the accompanying Proxy and the Company’s Annual Report for the year ended December 31, 2025 (the “Annual Report”) will be mailed to stockholders entitled to vote at the Annual Meeting is April 23, 2026.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2026

The Proxy Materials for the Annual Meeting, including the Annual Report and the Proxy Statement, are also available at www.proxyvote.com

THE VOTING AND VOTE REQUIRED

Record Date and Quorum

Only stockholders of record at the close of business on April 10, 2026 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Record Date, we had 398,920,671 shares of common stock, par value $0.001 per share (“Common Shares”) outstanding, and 26,900,000 shares of Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Shares”) outstanding. Each Common Share is entitled to one vote and, except under limited circumstances, none of which have occurred, holders of the Series B Preferred Shares do not have any voting rights and are not entitled to vote at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as specified. A quorum will be present at the Annual Meeting if stockholders owning a majority of the Common Shares outstanding on the Record Date are present at the meeting or by proxy.

Voting of Proxies

The persons acting as proxies (the “Proxyholders”) pursuant to the enclosed proxy will vote the Common Shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the Proxyholders will vote the Common Shares represented by the proxy: (i) for the election of the director nominees named in this Proxy Statement; (ii) for the advisory approval of the appointment of M&K CPAs PLLC as the Company’s independent auditors for the year ending December 31, 2026 (the “Approval of Auditors”), and (iii) in their discretion, on any other business that may come before the Annual Meeting and at any adjournments of the Annual Meeting.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. All Common Shares represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies will be voted FOR each of the stated matters being voted on at the Annual Meeting. A proxy may be revoked by the stockholder giving the proxy at any time before it is voted, by written notice addressed to and received by the Secretary of the Company or Secretary of the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting, however, in and of itself does not revoke a prior proxy. In the case of the election of directors, Common Shares represented by a proxy which is marked “WITHHOLD ALL” to vote for all director nominees will not be counted in determining whether a plurality vote has been received for the election of directors. Common Shares represented by proxies that are marked “ABSTAIN” on the Approval of Auditors or any other proposal will not be counted in determining whether the requisite vote has been received for such proposal. However, Common Shares represented by proxies which are marked “WITHHOLD ALL” or “ABSTAIN” will be counted for quorum purposes.

Broker Non-Votes

A broker non-vote occurs when Common Shares held by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients (“broker non-votes”). If your broker holds your Common Shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your Common Shares on “routine” matters. Where a proposal is not “routine,” a broker who has not received instructions from its clients does not have discretion to vote its clients’ uninstructed Common Shares on that proposal. At the Annual Meeting, only the Approval of Auditors (Proposal No. 2) is considered a routine matter. All other proposals are considered “non-routine,” and your broker will not have discretion to vote on those proposals. Broker non-votes will, however, be counted towards determining whether or not a quorum is present.

Voting Requirements

Election of Directors. The election of the four director nominees will require the affirmative vote of a plurality of the votes cast by the holders of Common Shares present or represented by proxy to elect each nominee. Election by a plurality means that the director nominee with the most votes for a particular Board seat is elected for that seat.

Advisory Approval of the Appointment of Independent Auditors. The affirmative vote of a majority of the votes cast on the matter by the holders of Common Shares present or represented by proxy is required for the advisory approval of the appointment of M&K CPAs PLLC as the Company’s independent auditors for the fiscal year ending December 31, 2026. An abstention from voting on approval of auditors will be treated as “present” for quorum purposes. However, since an abstention is not treated as a “vote” for or against the matter, it will have no effect on the outcome of the vote on this matter.

Virtual Meeting Instructions/Q&A

How can I vote my shares and participate at the Annual Meeting?

You are entitled to attend, participate in, and vote at the Annual Meeting if you were a stockholder of record as of the close of business on the Record Date (April 10, 2026), or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held via live webcast on the Internet at: www.virtualshareholdermeeting.com/MRMD2026.

To access the Annual Meeting, you must enter the 16-digit control number included on your proxy card or voting instruction form.

•Registered Holders (stockholders of record) should use the control number included on the proxy card provided with these proxy materials. You are a Registered Holder if your shares are registered directly in your name with our transfer agent, Odyssey Trust Company.
•Beneficial Holders (shares are held through a bank, broker, or other nominee) should use the control number that is included on the voting instruction form provided by their bank, broker, or nominee. You are a Beneficial Holder if your shares are held in a brokerage account or by a bank or other nominee.

If you are a Beneficial Holder and cannot locate your control number, you must contact your bank, broker, or other nominee to obtain one in advance of the Annual Meeting (we recommend doing so at least five days prior to the meeting).

How can I vote my shares without attending the Annual Meeting?

You may vote your shares in advance of the Annual Meeting by following the instructions included in your proxy materials:

•Registered Holders may vote by submitting a proxy via the Internet, by telephone, or by completing, signing, and returning the proxy card by mail.
•Beneficial Holders may vote by following the instructions provided by their bank, broker, or other nominee, including, if available, via the Internet (such as www.proxyvote.com), telephone, or mail.

Submitting your proxy in advance will ensure that your shares are represented at the Annual Meeting whether or not you attend.

What will I need in order to attend the Annual Meeting?

You should allow sufficient time to log in prior to the start of the Annual Meeting. The meeting platform will open for log in approximately 15 minutes before the meeting begins.

To attend the Annual Meeting, you will need:
•A device with Internet access (computer, tablet, or smartphone); and
•Your 16-digit control number.

If you experience technical difficulties, assistance will be available through the meeting website. On the log in screen, technical assistance phone numbers will be listed. Those attending via the web can call the phone numbers at any point during the Annual Meeting in case they experience technical difficulties. Please note that these phone numbers are not for retrieving lost/misplaced control numbers.

Do Beneficial Holders need a legal proxy to attend, participate, and vote at the Annual Meeting?

No. Beneficial Holders may attend, participate in, and vote at the Annual Meeting using the 16-digit control number provided by their bank, broker, or nominee. A separate legal proxy is not required to vote during the Annual Meeting.

Is pre-registration required to attend, participate and vote at the Annual Meeting?
No. Pre-registration is not required to attend or participate in the Annual Meeting. You may log in using your control number on the day of the meeting.

How can I ask questions during the Annual Meeting?

Only stockholders of record as of the Record Date or their duly authorized proxy holders who log in to the virtual meeting platform using a valid 16-digit control number will be able to attend, submit questions, and vote at the Annual Meeting. Stockholders may submit questions during the Annual Meeting through the virtual meeting platform. Questions pertinent to the business of the Annual Meeting will be answered during the meeting, subject to time constraints. The Company may group similar questions and may not address questions that are irrelevant to meeting matters or otherwise inappropriate.

Proposal No. 1

ELECTION OF DIRECTORS

Four directors are to be elected at the Annual Meeting. All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified, or until the earlier of their death, resignation or removal.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the four nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the Proxyholder will vote for the election of an alternate candidate, if any, as shall be designated by the Board. The Board has no reason to believe any of these nominees will be unable to serve if elected. Each nominee has consented to being named in this Proxy Statement and to serve if elected. All nominees are currently members of our Board. There are no family relationships among any of the executive officers, directors or director nominees of the Company.

The Board currently consists of four directors, including Jon R. Levine, Edward Gildea, David Allen and Eva Selhub, M.D. The terms of the four directors are scheduled to expire at the Annual Meeting.

Our director nominees and their respective ages are as follows:

Name	Age	Position
Jon R. Levine	61	Chief Executive Officer, President, Treasurer, Secretary and Director
Edward Gildea (1)(3)(5)	74	Director and Chairman of the Board
David Allen (2)(3)(4)	71	Director
Eva Selhub, M.D. (2)(6)	58	Director
____________________
(1)Member of the Audit Committee
(2)Member of the Compensation Committee
(3)Member of the Nominating and Governance Committee
(4)Chairperson of the Audit Committee
(5)Chairperson of the Compensation Committee
(6)Chairperson of the Nominating and Governance Committee

Set forth below is a brief description of the background and business experience of our director nominees:

Jon R. Levine has served as our Chief Executive Officer since February 2023, President since September 2022, and our Treasurer, Secretary and a director since 2016. He also served as our Interim Chief Financial Officer from October 2023 to August 2024, when Mario Pinho was appointed as our Chief Financial Officer by our Board. In February 2023, he was promoted to Chief Executive Officer from his position as Interim Chief Executive Officer, a position that he held since December 2022, when Robert Fireman, our former Chief Executive Officer, unexpectedly passed away. In September 2022, Mr. Levine was promoted to President from his position as Chief Administrative Officer. Before that, in May 2022, he was promoted to the position of Chief Administrative Officer from his position as Chief Financial Officer. Mr. Levine has nearly two decades of experience in the cannabis industry. He possesses over 20 years of experience in commercial real estate development, management, and financial services. Mr. Levine was a partner at Equity Industrial Partners, a national commercial real estate management group. He also has past experience in banking at US Trust Bank as an asset-based lender, in the leasing industry with AT&T Financial Services, and with New Court Financial as a senior credit officer. Mr. Levine’s experience in the cannabis industry and his professional background make him an important part of our management team and make him well-qualified to serve as a member of the Board.

Edward Gildea has served as our Chairman of the Board since February 2023 and has been a director since our formation. Mr. Gildea is currently a partner in the law firm Fisher Broyles LLP, a position he has held since 2014. From 2006 to 2013, Mr. Gildea was President, Chief Executive Officer, and Chairman of Converted Organics Inc., a publicly held green technology company that manufactured and sold an organic fertilizer made from recycled food waste. Mr. Gildea received a B.A. from The College of the Holy Cross and a J.D. from Suffolk University Law School. Mr. Gildea’s executive business experience was instrumental in his selection as a member of the Board. Mr. Gildea contributes expertise in the areas of mergers and acquisitions, strategic planning, funding, business development, and executive leadership.

David Allen has been a director since June 2019. He brings over 29 years of experience as a director, chief executive officer and chief financial officer of public companies. From July 2021 until May 2023, he served as Chief Financial Officer of Iconic Brands, Inc. (“Iconic”), a company specializing in the development, sale and distribution of alcoholic and non-alcoholic beverages. On October 16, 2023, the creditors of Iconic filed an involuntary petition seeking protection under Chapter 11 of the United States Bankruptcy Code, which was converted by the Court to a Chapter 7 bankruptcy proceeding on January 5, 2024 (the “Iconic Bankruptcy Matter”). Mr. Allen was a named defendant in the

Iconic Bankruptcy Matter, which concluded in June 2025. From June 2021 to November 2021, Mr. Allen served as audit committee chair of Charlie’s Holdings, Inc. (“Charlie’s”) (formerly known as True Drinks Holdings, Inc.), a company focused on the development, marketing and distribution of nicotine-based vapor products. From April 2019 to June 2021, Mr. Allen served as Chief Financial Officer of Charlie’s; from February 2018 to April 2019, he acted as a consultant to Iconic; from December 2014 to January 2018, Mr. Allen served as the Chief Financial Officer of WPCS International, Inc., an engineering firm focused on the deployment of communications networks; and from 2004 to 2017, Mr. Allen served as Chief Financial Officer of Bailey’s Express, Inc., a privately held trucking corporation, which filed for Chapter 11 bankruptcy in July 2017. Mr. Allen served as the Chapter 11 Plan Administrator for the bankruptcy case until December 2020, at which time the proceeding was closed. From June 2006 to June 2013, Mr. Allen served as the Chief Financial Officer and Executive Vice President of Administration at Converted Organics, Inc., after serving as audit committee chair of the board of Converted Organics. Mr. Allen is currently an Associate Professor of Accounting at Southern Connecticut State University (“SCSU”), a position he has held since 2017. For the 12 years prior, he was an Adjunct Professor of Accounting at SCSU and Western Connecticut State University. Mr. Allen is a licensed CPA and holds a bachelor’s degree in accounting and a master’s degree in taxation from Bentley College. Mr. Allen’s background as a director, chief executive officer and chief financial officer of public companies, and his accounting expertise, allows him to make valuable contributions to the Board.

Eva Selhub, M.D. has been a director since September 2019. Dr. Selhub is a board-certified physician, speaker, scientist, executive leadership and performance coach, consultant in the field of corporate wellness and resilience, and an author. From August 1997 to November 2016, she served as an instructor and lecturer of medicine at Harvard Medical School. During this period, Dr. Selhub simultaneously held other positions at Tufts University, Massachusetts General Hospital, as well as other professional healthcare/medical organizations. From October 2006 to October 2017, she was a senior physician at Benson Henry Institute for Mind/Body Medicine at Massachusetts General Hospital. From August 2016 to 2021, she was an adjunct scientist of neuroscience at Jean Mayer USDA Human Nutrition Research Center on Aging at Tufts University, one of six human nutrition research centers supported by the United States Department of Agriculture. Dr. Selhub received a B.A. in anthropology from Tufts University in 1989 and her M.D. degree from Boston University School of Medicine in 1994. Dr. Selhub’s professional experience and background as a physician, scientist, and in mind-body medicine allow her to make valuable contributions to the Board and provide expertise to serve as one of our directors.

The Board recommends a vote FOR the election of each of the director nominees.
* * * * *

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Jon R. Levine	61	Chief Executive Officer, President, Treasurer, Secretary and Director
Mario Pinho	58	Chief Financial Officer
Timothy Shaw	48	Chief Operating Officer
Ryan Crandall	47	Chief Commercial Officer

Set forth below is a brief description of the background and business experience of our current executive officers, other than Mr. Levine, whose information is provided above:

Mario Pinho has served as our Chief Financial Officer since August 2024. He is a Certified Public Accounting and senior financial executive with nearly 25 years of experience leading global organizations through various stages of dynamic growth. Prior to joining MariMed, Mr. Pinho worked at Rakuten USA since 2012, where he held several executive financial roles, the most recent as Chief Financial Officer since 2016. Prior to that, from 2008 to 2012, Mr. Pinho was Vice President and Controller of Global Merchant Services for American Express, and from 2006 to 2008, was a Senior Manager, Department of Professional Practice, for KPMG LLP. From 1998 to 2000, Mr. Pinho was the Manager, Internal Audit at AGF Management Limited, an independent and globally diverse asset management firm. Mr. Pinho holds a Bachelor of Arts in Economics and Political Science from the University of Toronto, and is a member of the board of directors of The Filomen M. D’Agostino Greenberg Music School in New York, a 501(c)3 public charity.

Timothy Shaw has served as our Chief Operating Officer since July 2021. Prior to that, since 2014, he was the Chief Operating Officer of MariMed Advisors Inc., our wholly-owned subsidiary. Mr. Shaw brings over 20 years of business leadership and operations excellence to the Company, along with deep-rooted technical expertise in agriculture, cultivation, hydroponics, processing, facilities management, and product development. He has over 10 years of cannabis and horticulture industry experience and is an expert in the cannabis business, including licensing, permitting, facility development, cultivation, production, distribution, and retail dispensing. Mr. Shaw is a co-creator of our Betty’s Eddies® brand of all natural, cannabis-infused fruit chews. He is a United States Army veteran, having served for eight years, including four years of active duty.

Ryan Crandall has served as our Chief Commercial Officer since April 2025. Mr. Crandall oversees all revenue generation for the Company, including wholesale and retail, as well as the Company’s marketing and product development teams. Mr. Crandall also oversees the development of MariMed’s portfolio of trusted brands that are designed to meet the needs of cannabis consumers across a wide range of requirements and occasions. Prior to his current position, Mr. Crandall served in senior level roles with increasing responsibility at MariMed, including Chief Revenue Officer from July 2022 to March 2025, and Chief Product Officer and Senior Vice President of Sales from January 2018 to June 2022. He co-created Betty’s Eddies® a brand of all-natural, cannabis-infused fruit chews that MariMed acquired prior to Mr. Crandall joining the Company. Prior to entering the cannabis industry, Mr. Crandall held a series of executive positions with increasing sales responsibilities in major cybersecurity and software corporations, including RSA Security and EMC2.

Code of Ethics

We have adopted a code of ethics (the “Code of Ethics”) that applies to our Board, executive officers and employees. A copy of the Code of Ethics was filed as Exhibit 14.1 to a previously filed annual report and is posted on our website at https://marimedinc.com/. The Code of Ethics was designed with the intent to deter wrongdoing, and to promote the following:

•Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the U.S. Securities and Exchange Commission (“SEC”) and in other public communications we make;
•Compliance with applicable governmental laws, rules and regulations;
•The prompt internal reporting of violations of the code to an appropriate person or persons identified in the Code of Ethics; and
•Accountability for adherence to the code.

Director Independence

The Board has determined that Messrs. Gildea and Allen and Dr. Selhub, who represent a majority of its members, are independent. In determining director independence, the Board applies the independence standards set by the Nasdaq Stock Market (“NASDAQ”). In applying these standards, our Board considers all transactions with the independent directors and the impact of such transactions, if any, on any of the independent director’s ability to continue to serve on the Board.

Board Committees

The Board has three standing committees: an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), and a nominating and governance committee (the “Nominating and Governance Committee”). Each committee is made up entirely of independent directors as defined under section 5605(a)(2) of the NASDAQ rules. The members of the Audit Committee are Messrs. Allen and Gildea. Mr. Allen is also the chairperson of the Audit Committee and qualifies as the “audit committee financial expert” pursuant to Item 407(d)(5) of Regulation S-K. The members of both the Compensation Committee and the Nominating and Governance Committee are Messrs. Allen, Gildea and Dr. Selhub. Mr. Gildea is the chairperson of the Compensation Committee and Dr. Selhub is the chairperson of the Nominating and Governance Committee.

The Audit Committee, the Compensation Committee, and the Nominating and Governance Committee have the responsibilities described below.

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with auditors and audits of financial statements. Specifically, the Audit Committee’s responsibilities include the following:

•selecting, hiring and terminating our independent auditors;
•evaluating the qualifications, independence and performance of our independent auditors;
•approving the audit and non-audit services to be performed by our independent auditors;
•reviewing the design, implementation and adequacy and effectiveness of our internal controls and critical policies;
•overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and other accounting matters;
•with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations; and
•preparing the report that the SEC requires in our annual proxy statement.
A copy of the Audit Committee charter is available on our website at https://marimedinc.com/.

Compensation Committee

The Compensation Committee assists the Board in determining the compensation of our officers and directors. The Compensation Committee is comprised entirely of directors who satisfy the standards of independence applicable to Compensation Committee members established under 162(m) of the Internal Revenue Code of 1986, as amended, and Section 16(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Specific responsibilities include the following:

•approving the compensation and benefits of our executive officers;
•reviewing the performance objectives and actual performance of our executive officers; and
•administering our stock option and other equity and incentive compensation plans.
Nominating and Governance Committee

The Nominating and Governance Committee assists the Board by identifying and recommending individuals qualified to become members of the Board. Specific responsibilities include the following:

•evaluating the composition, size and governance of our Board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;
•establishing a policy for considering stockholder nominees to our Board;
•reviewing our corporate governance principles and making recommendations to the Board regarding possible changes; and
•reviewing and monitoring compliance with our Code of Ethics.

Meeting Attendance

During fiscal year 2025, the Board held five (5) meetings, the Audit Committee held four (4) meetings, the Compensation Committee held three (3) meetings, and the Nominating and Governance Committee held two (2) meetings. All directors attended or participated in at least 75% of the aggregate number of meetings of the Board and of the Board’s committees on which each applicable director served. It is our policy to encourage directors to attend the Annual Meeting. All of the director nominees who were directors at the time attended our 2025 annual meeting of stockholders.

Audit Committee Report

The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee currently consists of two (2) members of the Board who meet the independence and experience requirements of NASDAQ and the SEC.

The Audit Committee retained M&K CPAs PLLC (“M&K”), our independent registered public accounting firm, and approves in advance all permissible non-audit services performed by them and other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consulted with management and M&K regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates, and generally oversees our relationship with M&K.

The Audit Committee reviewed our audited financial statements for the year ended December 31, 2025 and met with management to discuss such audited financial statements. The Audit Committee has discussed with M&K the matters required to be discussed pursuant to applicable auditing standards. The Audit Committee has received the written disclosures and the letter from M&K required by the Public Company Accountant Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with M&K its independence from us and our management. M&K had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended that our audited financial statements for the year ended December 31, 2025 be included in our Annual Report on Form 10-K for the year then ended as filed with the SEC.

AUDIT COMMITTEE:

David Allen
Edward Gildea

The above report is not deemed to be “soliciting material,” and is not deemed to be “filed” with the SEC.

Board Nominations

The Nominating and Governance Committee is responsible for nominating director candidates for the annual meeting of stockholders each year and consider director candidates recommended by stockholders (“Proposing Stockholder”). In considering candidates submitted by a Proposing Stockholder, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating and Governance Committee, among other things, may also take into consideration the number of Common Shares held by the Proposing Stockholder and the length of time that such shares have been held.

To have a candidate considered by the Nominating and Governance Committee for recommendation to the Board for nomination as a director candidate the Proposing Stockholder must submit the recommendation by written notice containing the information specified in our Amended and Restated By-Laws, dated as of August 5, 2024 (the “Bylaws”), regarding the Proposing Stockholder and the proposed nominee. The notice must be sent to the Secretary at 10 Oceana Way, Norwood, Massachusetts 02062, on a timely basis in order to be considered by the Nominating and Governance Committee, within the time period prescribed by the Bylaws.

Disclosure of Director Qualifications

The Board is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board.

The Board believes that the minimum qualifications for service as a director are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal and professional activities. The Board’s criteria for evaluating potential candidates include the following: (i) an understanding of the Company’s business environment, (ii) the possession of such knowledge, skills, expertise and diversity of experience that would enhance the Board’s ability to manage and direct the affairs and business of the Company, and (iii) certain characteristics common to all Board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

In addition, the Board seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills reflecting the broad set of challenges that the Board confronts.

Board Leadership Structure

The Board believes that the Board leadership structure that is most appropriate for the Company at this time is a non-executive chairman of the Board. Edward Gildea has been serving as our non-executive chairman since February 2023 and has been a director since our formation. The Board evaluates its leadership structure and role in risk oversight on an ongoing basis and makes decisions on the basis of what it considers to be best for the Company at any given point in time. Currently, our Board leadership structure consists of an independent chairman of the board, a separate chief executive officer, and strong committee chairs. The Board believes its leadership structure provides for appropriate independence between the Board and management because the current leadership structure offers the following benefits: (i) increased independent oversight of the Company and enhanced objective evaluation of our chief executive officer by our Board, (ii) allows the chief executive officer to focus primarily on Company operations instead of Board administration, (iii) provides the chief executive officer with an experienced sounding board, (iv) provides greater opportunities for communication between management and our Board, (v) enhances the independent and objective assessment of risk by our Board, and (vi) provides an independent spokesperson for our Company.

The Board’s Oversight of Risk Management

The Board recognizes that all companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implement appropriate and responsive risk management strategies consistent with our risk profile, and (4) integrate risk management into our decision-making. The Board encourages, and management promotes, a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of our management and executive officers, to assess and analyze the most likely areas of future risk for us.

Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, by mail or electronically. To communicate with the Board, any individual director or any group of directors, correspondence should be addressed to the Board or any such individual directors or group of directors by either name or title. All such correspondence should be sent to c/o Secretary, MariMed Inc., 10 Oceana Way, Norwood, Massachusetts 02062 or by email to ir@marimedinc.com.

All communications received as set forth in the preceding paragraph will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board, will be forwarded promptly to the addressee. In the case of communications to the Board or any group of directors, the Secretary will make sufficient copies of the contents to send to each director who is a member of the group to which the envelope or e-mail is addressed.

Trading Restrictions

All of our officers, directors and employees are subject to our insider trading policy, which prohibits trading in our securities while in possession of material nonpublic information about us. In addition, all trades by directors, Named Executives (set forth below) and certain other employees and consultants must be pre-approved by our designated chief compliance officer. Under this policy, such individuals are also prohibited from entering into hedging transactions involving our securities such as short sales, puts and calls.

COMPENSATION OF DIRECTORS

The Compensation Committee reviews the compensation of our non-employee directors periodically and recommends changes to the Board when it deems appropriate. Each Board member is paid an annual retainer of $40,000 and receives an annual equity grant of 75,000 restricted stock units (“RSUs”) that vest one year from the date of grant. Each RSU represents a contingent right to receive one Common Share and converts to Common Shares on a one-for-one basis. In addition, Board members who Chair a committee receive additional annual stipends, as follows:

•Chairman of the Board: $10,000
•Chairperson, Audit Committee: $7,500
•Chairperson, Compensation Committee: $5,000
•Chairperson, Nominating and Governance Committee: $5,000

The following table sets forth the compensation earned by each of the Company’s non-employee directors during the year ended December 31, 2025 for their services rendered as directors.

Name (1)(2)	Fees Earned or Paid in Cash (3)	Stock Awards (3)(4)	Total
David Allen	$45,531	$31,072	$76,603
Edward Gildea	$30,555	$49,777	$80,332
Eva Selhub, M.D.	$40,875	$31,958	$72,833
____________________
(1)Directors are eligible to be reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at our Board or committee meetings.
(2)As of December 31, 2025, our directors held unexercised stock options and unvested RSUs as follows:

Name	Unexercised Stock Options (a)	Unvested RSUs (b)
David Allen	100,000	75,000
Edward Gildea	100,000	75,000
Eva Selhub, M.D.	100,000	75,000

____________________
(a) The unexercised stock options held by each director expire on July 9, 2026.
(b) The unvested RSUs held by each director are scheduled to vest on June 4, 2026, the Annual Meeting date.
(3)Amounts reported in the “Fees Earned or Paid in Cash” and “Stock Awards” columns include (i) fees earned for services in 2024 that were paid in 2025 and (ii) fees earned for services in 2025. Directors were permitted to elect to receive their fees in cash, RSUs, or a combination thereof. The allocation between cash and RSUs for each director is reflected in the amounts reported in the table above.

For 2025 services, the amounts shown include fees earned through October 31, 2025, as well as amounts accrued at December 31, 2025 for services rendered in November and December 31, 2025 but not yet paid. The portion of fees paid in RSUs is reflected in the “Stock Awards” column, and the portion paid in cash is reflected in the ‘Fees Earned or Paid in Cash” column.
(4)The amounts reported in the “Stock Awards” column represents the aggregate grant date fair value of all RSU awards granted to each director in 2025 calculated in accordance with Accounting Standards Codification 718, Compensation

- Stock Compensation (“ASC 718”). These amounts reflect the accounting value of the awards and do not reflect compensation actually received.
EXECUTIVE COMPENSATION

The following table sets forth, for the years ended December 31, 2025 and 2024, the compensation paid by us to our Chief Executive Officer and our two other most highly compensated executive officers (the “Named Executives”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards (1)(2)(3)	All Other Compensation (4)	Total
Jon R. Levine (5)	2025	$300,000	$–	$26,149	$22,805	$348,954
Chief Executive Officer and President	2024	$375,000	$8,639	$57,792	$21,789	$463,220

Ryan Crandall (6)	2025	$300,000	$–	$18,288	$29,399	$347,687
Chief Commercial Officer

Timothy Shaw	2025	$325,000	$–	$18,153	$2,805	$345,958
Chief Operating Officer	2024	$325,000	$7,487	$50,086	$21,789	$404,362
____________________
(1)In April 2026, the Compensation Committee determined that bonuses aggregating $22,500, $15,000 and $19,500 had been earned by Messrs. Levine, Crandall and Shaw, respectively, under the Company’s annual bonus program for the year ended December 31, 2025 (the “2025 Bonus”). Each 2025 Bonus is comprised of a cash payment equal to 30% of the respective 2025 Bonus amount (the “2025 Bonus Cash Portion”) and an RSU award equal to 70% of the respective 2025 Bonus amount (the “2025 Bonus Equity Portion”). The number of RSUs granted to each Named Executive was calculated by dividing the respective 2025 Bonus Equity Portion by a 30-day average closing stock price of $0.08 (the “2025 Equity Grant”). The RSUs were granted on April 15, 2026. In accordance with ASC 718, the grant date fair value of the RSUs is based on the Company’s closing stock price on the grant date ($0.072). As a result, the aggregate grant date fair values of the 2025 Equity Grants differ from the 2025 Bonus Equity Portions. These amounts are excluded from the table above.

In April 2025, the Compensation Committee determined that bonuses aggregating $29,654, $20,758 and $26,985 had been earned by Messrs. Levine, Crandall and Shaw, respectively, under the Company’s annual bonus program for the year ended December 31, 2024 (the “2024 Bonus”). The 2024 Bonus was paid in RSUs, which RSUs were granted on May 9, 2025 to Messrs. Levine and Crandall, and on May 23, 2025 to Mr. Shaw (the “2024 Bonus Grants”). The 2024 Bonus Grants to Messrs. Levine, Crandall and Shaw were comprised of 269,578 RSUs, 188,705 RSUs and 245,316 RSUs, respectively, with the number of RSUs granted to each Named Executive calculated by dividing the 2024 Bonus amount by a 30-day average closing stock price of $0.11, while the closing stock price on the date of grant was $0.097 for Messrs. Levine and Crandall, and $0.740 for Mr. Shaw, and accordingly, the grant date fair values of the 2024 Bonus Grants differ from the 2024 Bonus amounts. These amounts are included under “Stock Awards” for 2025 in the table above. One-third of the 2024 Bonus Grants vested on each of June 15, 2025, September 15, 2025 and December 2025.

The amounts earned by Messrs. Levine and Shaw under the Company’s annual bonus program for the year ended 2023 (the “2023 Bonus”) consisted of cash paid and RSUs issued in 2024, and are included in the table above for 2024. Mr. Levine’s 2023 Bonus was comprised of $8,639 of cash and 69,100 RSUs with a grant date fair value of $16,448. Mr. Shaw’s 2023 Bonus was comprised of $7,487 of cash and 59,895 RSUs with a grant date fair value of 414,255. The RSUs were granted on April 2, 2024, of which one-third vested on each of April 2, 2025 and one-sixth vested on each of October 2, 2025 an April 2, 2026. The remainder will vest in two equal installments on each of October 2, 2026 and April 2, 2027.
(2)The amounts reported for “Stock Awards” represent the aggregate grant date fair value of the awards calculated in accordance with ASC 718. These amounts reflect the accounting value of the awards and do not reflect compensation actually earned by each Named Executive.

(3)The amount reported for “Stock Awards” for the year ended December 31, 2025 for Mr. Levine represents his 2024 Bonus Grant as described in Note 1 above. The amount reported for “Stock Awards” for the year ended December 31, 2025 for Mr. Crandall is comprised of his 2024 Bonus Grant as described in Note 1 above and 1,000,000 RSUs with a grant date fair value of $110,000 granted on December 15, 2025 in lieu of a cash salary increase in connection with his promotion to Chief Commercial Officer in April 2025 (the “Promotion Grant”). The Promotion Grant vests one-fourth on each of June 15, 2026, December 15, 2026, June 15, 2027 and December 15, 2027. The amount reported for “Stock Awards” for the year ended December 31, 2025 for Mr. Shaw represents his 2024 Bonus Grant as described in Note 1 above.

The amount reported for "Stock Awards” for the year ended December 31, 2024 for Mr. Levine is comprised of the April 2024 grant of 69,100 RSUs, with a grant date fair value of $16,448, as described in Note 1 above, and a November 2024 grant of 281,250 RSUs, with a grant date fair value of $41,344. The amount reported for “Stock Awards for Mr. Shaw for the year ended December 31, 2024 is comprised of the April 2024 grant of 59,895 RSUs, with a grant date fair value of $14,255 as described in Note 1 above, and a November 2024 grant of 243,750 RSUs, with a grant date fair value of $35,831.
(4)The amounts reported as “All Other Compensation” for Messrs. Levine, Crandall and Shaw represent the Company’s portion of each executive’s medical, dental, vision, life and disability insurance premiums paid. The amount reported for Mr. Crandall also includes an automobile allowance of $8,424.
(5)From October 2023 to August 2024, Mr. Levine also served as our Interim Chief Financial Officer.
(6)Mr. Crandall became an executive officer of the Company effective April 7, 2025.
Employment Agreements

On July 9, 2021, the Company entered into an employment agreement, effective as of July 1, 2021, with each of Jon R. Levine (the “Levine Agreement”) and Timothy Shaw (each an “Executive” and together the “Executives”). In May 2022, the Levine Agreement was amended in connection with the change in his title from Chief Financial Officer to Chief Administrative Officer. On September 7, 2022, the Levine Agreement was again amended in connection with the change in his title from Chief Administrative Officer to President.

Effective February 28, 2023, the Company entered into an amended and restated employment agreement with each of Messrs. Levine (the “A&R Levine Agreement”) and Shaw (the “A&R Shaw Agreement”) (the A&R Levine Agreement and the A&R Shaw Agreement are collectively referred to as the “Employment Agreements”). In January 2025, Mr. Levine voluntarily agreed to reduce his annual base salary to $300,000 for 2025.

The following is a brief description of the material terms of the respective Employment Agreements:

Pursuant to the A&R Levine Agreement, Mr. Levine has a base salary of $375,000, effective March 1, 2023, with a target bonus opportunity equal to 60% of his then-applicable annual base salary and a maximum bonus opportunity equal to 120% of his then-applicable annual base salary.

Pursuant to the A&R Shaw Agreement, Mr. Shaw has a base salary of $325,000, effective March 1, 2023, with a target bonus opportunity equal to 60% of his then-applicable annual base salary and a maximum bonus opportunity equal to 120% of his then-applicable annual base salary.

Each of the Employment Agreements provides for severance payments and benefits upon certain terminations of employment under the terms of their respective Employment Agreement. Upon termination of an Executive’s employment by the Company without Cause or by an Executive for Good Reason (each as defined in the Employment Agreements), such Executive is entitled to severance payments equal to: (i) 12 months of his base salary, payable over 12 months following termination; (ii) the aggregate sum of the Company’s share of medical, dental and vision insurance premiums for such Executive and his dependents for a 12-month period, payable over 12 months following termination; (iii) in the event such termination occurs less than six months following the commencement of the fiscal year, such Executive shall be entitled to receive a prorated target bonus, prorated based on the number of days actually employed in such fiscal year (the “Pro Rata Bonus”), payable on the severance commencement date; and (iv) in the event such termination occurs six months or later following the commencement of the fiscal year, an amount equal to the target bonus (the “Target Bonus”), payable on the severance commencement date. In addition, upon such termination, the Executive’s equity awards that are subject to vesting based solely upon such Executive’s continued service with the Company and that would have vested during the 12-month period following the date of termination of employment will vest.

Notwithstanding the foregoing, in the event of a termination by the Company without Cause or by an Executive for Good Reason during a Change in Control Protection Period (as defined in the Employment Agreements), such Executive is entitled to receive a cash lump sum payment equal to: (a) the sum of 24 months of such Executive’s base salary; (b) two times such Executive’s target bonus for the calendar year in which the date of termination occurs; (c) the aggregate sum of the Company’s share of medical, dental and vision insurance premiums for such Executive and his dependents for a 24-month period; (d) if in the event such termination occurs less than six months following the commencement of the fiscal year, such Executive shall be entitled to receive the Pro Rata Bonus, payable on the severance commencement date; and (e) in the event such termination occurs six months or later following the commencement of the fiscal year, an amount equal to the Target Bonus, payable on the severance commencement date. In addition, upon such termination, any of such Executive’s unvested equity awards outstanding immediately prior to the date of termination will automatically become fully vested and exercisable as of the date of termination.

In the event an Executive’s employment with the Company is terminated as a result of his death or Disability (as defined in the Employment Agreements), in addition to Accrued Benefits (as defined in the Employment Agreements), the Company will pay such Executive or his estate or representative the Pro Rata Bonus.

In connection with Mr. Crandall’s promotion to Chief Commercial Officer in April 2025, the Company entered into an arrangement pursuant to which: (i) in lieu of an increase to his base salary, he received an equity grant of 1,000,000 RSUs in December 2025 which will vest in four equal installments on each of June 15, 2026, December 15, 2026, June 15, 2027 and December 15, 2027; and (ii) he will continue to (a) receive an annual base salary of $300,000, (b) be eligible to receive an annual performance bonus of to up to 50% of his base salary, and (c) be entitled to participate in the Company-sponsored medical plan and in all other benefit plans or programs generally available to senior executives.

The following table sets forth information concerning unexercised stock options and unvested equity awards held by the Named Executives as of December 31, 2025.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2025

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Jon R. Levine (2)	5,000,000	–	–	$0.8800	07/09/26	23,333	$2,193
	5,000,000	–	–	$0.8980	10/01/26	150,000	$14,100
						34,552	$3,248
						187,500	$17,625

Ryan Crandall (3)	1,000,000	–	–	$0.0755	12/23/26	12,500	$1,175
						54,000	$5,076
						18,140	$1,705
						150,000	$14,100
						1,000,000	$94,000

Timothy Shaw (4)	1,250,000	–	–	$0.8800	07/09/26	21,667	$2,037
	1,250,000	–	–	$0.8980	10/01/26	130,000	$12,220
						29,945	$2,815
						162,500	$15,275
____________________
(1)In accordance with SEC rules, the market value of unvested RSUs was determined by multiplying the number of such RSUs by $0.084, the closing market price per Common Share on December 31, 2025.
(2)All of Mr. Levine’s 23,333 unvested RSUs vested on March 7, 2026. Of Mr. Levine’s 150,000 unvested RSUs, 75,000 will vest on each of May 7, 2026 and November 7, 2026. Of Mr. Levine’s 34,552 unvested RSUs, 11,518 vested on April 2, 2026 and 11,517 will vest on each of October 2, 2026 and April 2, 2027. Of Mr. Levine’s 187,500 unvested RSUs, 46,875 will vest on each of May 29, 2026, November 29, 2026, May 29, 2027 and November 29, 2027.
(3)All of Mr. Crandall’s 12,500 unvested RSUs vested on March 7, 2026. Mr. Crandall’s 54,000 unvested RSUs will vest on June 8, 2026. Of Mr. Crandall’s 18,140 unvested RSUs, 6,047 vested on March 28, 2026, 6,046 will vest on September 28, 2026 and 6,047 will vest on March 28, 2027. Of Mr. Crandall’s 150,000 unvested RSUs, 37,500 will vest on each of May 29, 2026, November 29, 2026, May 29, 2027 and November 29, 2027. Of Mr. Crandall’s 1,000,000 unvested RSUs, 250,000 will vest on each of June 15, 2026, December 15, 2026, June 15, 2027 and December 15, 2027.
(4)All of Mr. Shaw’s 21,667 unvested RSUs vested on March 7, 2026. Of Mr. Shaw’s 130,000 unvested RSUs, 65,000 vested on March 1, 2026 and 65,000 will vest on September 1, 2026. Of Mr. Shaw’s 29,945 unvested RSUs, 9,982 vested on April 2, 2026, 9,981 will vest on October 2, 2026 and 9,982 will vest on April 2, 2027. Of Mr. Shaw’s 162,500 unvested RSUs, 40,625 will vest on each of May 29, 2026, November 29, 2026, May 29, 2027 and November 29, 2027.

Company Equity Compensation Plans

The following table sets forth information as of December 31, 2025 with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	29,043,210	$0.82	24,258,622
Equity compensation plans not approved by stockholders	–	–	–
Total	29,043,210	$0.82	24,258,622
____________________
(1)Consists of 19,155,921 options to purchase Common Shares and 9,887,289 RSUs, all of which do not have voting or other rights of ownership, under the Amended and Restated 2018 Stock Award and Incentive Plan, as amended (the “2018 Plan”).
(2)Represents the weighted average exercise price for the 19,155,921 outstanding options to purchase Common Shares under the 2018 Plan. RSUs issued under the 2018 Plan do not require a payment by the recipient to the Company at the time of vesting. As such, the weighted average exercise price does not take these awards into account.

The 2018 Plan is an omnibus plan, authorizing a variety of equity award types as well as cash and long-term incentive awards. Each award under the 2018 Plan is subject to the Company’s clawback policy in effect at the time of grant of the award. Shares actually delivered in connection with an award will be counted against the aggregate number of reserved shares. Shares will remain available for new awards if an award under the 2018 Plan expires, is forfeited, canceled, or otherwise terminated without delivery of shares or is settled in cash.

The Board may amend, suspend, discontinue or terminate the 2018 Plan or the authority to grant awards thereunder without stockholder approval, except as required by law or regulation or under rules of the stock exchange, if any, on which the Company’s stock may then be listed. Unless earlier terminated, the granting of awards under the 2018 Plan will terminate ten years after stockholder approval of the 2018 Plan or when no shares remain available and the Company has no further obligation with respect to any outstanding award.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the outstanding shares of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such shares, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the SEC. Specific due dates for these reports have been established, and we are required to report, in this Proxy Statement, any failure to comply therewith during the fiscal year ended December 31, 2025.

We believe that all reports required by Section 16(a) of the Exchange Act were filed on a timely basis by the Company’s executive officers, directors and by the beneficial owners of more than 10% of our Common Shares. In making this statement, we have relied solely on copies of any reporting forms received by us, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company’s corporate offices are leased from an entity in which the Company’s President and Chief Executive Officer (the "CEO") has an investment interest. This lease expires in October 2028 and contains a five-year extension option. Expenses under this lease in the years ended December 31, 2025 and 2024 were approximately $285,000 and $233,000, respectively.

The Company procures nutrients, lab equipment, cultivation supplies, furniture and tools from an entity owned by the family of the Company’s Chief Operating Officer (the "COO"). Purchases from this entity totaled $6.2 million and $4.6 million in the years ended December 31, 2025 and 2024, respectively.

The Company pays royalties on the revenue generated from its Betty’s Eddies product line to an entity owned by the COO and the Company's Chief Commercial Officer under a royalty agreement. Under this agreement, the royalty on all sales of Betty’s Eddies products is 3.0% if sold directly by the Company and between 1.3% and 2.5% if licensed by the Company for sale by third parties. Future developed products have a royalty rate of 0.5% if sold directly by the Company and between 0.125% and 0.135% if licensed by the Company for sale by third parties. The aggregate royalties earned by the entity for the years ended December 31, 2025 and 2024 approximated $649,000 and $634,000, respectively.

During the years ended December 31, 2025 and 2024, one of the Company’s majority-owned subsidiaries paid distributions of approximately $6,400 and $5,000, respectively, to the CEO, who owns a minority equity interest in such subsidiary.

On June 10, 2024, the CEO and COO purchased 5% and 15%, respectively, of the membership units of Mari Holdings Metropolis, LLC, one of the Company's majority-owned subsidiaries. These membership units were purchased from the previous minority interest-holder, and accordingly, the percentage of the noncontrolling interests in this majority-owned subsidiary remains unchanged. During the years ended December 31, 2025 and 2024, this majority-owned subsidiary made distribution payments to the CEO of approximately $9,000 and $6,750, respectively, and payments to the COO of approximately $27,000 and $20,250, respectively.

At December 31, 2025 and 2024, the Company had an outstanding accounts payable balance of approximately $448,000 and $251,000, respectively, primarily in connection with fixed assets purchased from a third-party company in which the CEO has a controlling interest. The Company assumed approximately $35,000 of accounts payable to that company in connection with the acquisition of First State Compassion Center (“FSC”) in March 2025 (the “FSC Acquisition”). The Company also assumed an accounts payable amount of $21,000 from FSC to a second company in which the CEO has a controlling interest. These assumed liabilities related to cash advances to FSC in periods prior to the FSC Acquisition. In addition, during the fourth quarter of 2025, the CEO advanced $50,000 to the Company for certain operating activities.

At December 31, 2025, the Company’s mortgages with Bank of New England and DuQuoin State Bank were personally guaranteed by the CEO.

Policies and Procedures for Related Party Transactions

As required under the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions for potential conflict of interest situations. A related party transaction refers to transactions required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC. In evaluating related person transactions, the Audit Committee considers all factors it deems appropriate, including, without limitation, whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction, and whether products or services of a similar nature, quantity, or quality are readily available from alternative sources.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth as of the Record Date, certain information with respect to the beneficial ownership of Common Shares by (i) each of our directors and executive officers; (ii) each person known to us who owns beneficially more than 5% of our outstanding Common Shares; and (iii) all of our directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Common Stock Outstanding
Jon R. Levine	54,897,787	(2)	13.42%
Mario Pinho	277,485		*
Timothy Shaw	11,898,325	(3)	2.96%
Ryan Crandall	1,971,134	(4)	*
Edward Gildea	1,080,208	(5)	*
David Allen	651,144	(5)	*
Eva Selhub, M.D.	657,671	(5)	*
All directors and executive officers as a group (seven persons)	71,433,754	(6)	17.29%
____________________
*Less than one percent.

(1)Calculated pursuant to Rule 13d-3(d)(1) of the Exchange Act whereby shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to Common Shares indicated as beneficially owned by them (subject to community property laws where applicable) and except where otherwise noted. All percentages are determined based on 398,920,671 Common Shares outstanding as of the Record Date.
(2)Includes: (i) 10,000,000 Common Shares underlying outstanding options; (ii) 23,616,938 Common Shares held by a trust (the “Fireman Trust”) of which Mr. Levine is the sole trustee; and (iii) 121,875 Common Shares underlying RSUs subject to vesting. Not included are 6,684,640 Common Shares held by a trust (the “Levine Family Trust”) for the benefit of Mr. Levine’s spouse and children, of which his spouse serves as its sole trustee. Mr. Levine disclaims beneficial ownership of the Common Shares held by the Levine Family Trust for purposes of Sections 13(d) or 13(g) of the Exchange Act.
(3)Includes 2,500,000 Common Shares underlying outstanding options and 40,625 Common Shares underlying RSUs subject to vesting. Not included are 2,000,000 Common Shares held by a family trust (the “Shaw Family Trust”) for the benefit of Mr. Shaw’s spouse and children, of which his spouse serves as its sole trustee. Mr. Shaw disclaims beneficial ownership of the Common Shares held by the Shaw Family Trust for purposes of Section 13(d) or 13(g) of the Exchange Act.
(4)Includes 1,000,000 Common Shares underlying outstanding options and 91,500 Common Shares underlying RSUs subject to vesting.
(5)Includes 100,000 Common Shares underlying outstanding options and 75,000 Common Shares underlying RSUs subject to vesting.
(6)Includes 13,800,000 Common Shares underlying outstanding options and 479,000 Common Shares underlying RSUs subject to vesting.

Proposal No. 2

ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

M&K has been our independent auditor since 2018. Their audit report appears in our annual report for the fiscal year ended December 31, 2025. One or more representatives of M&K is expected to be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from our stockholders.

Selection of the independent accountants is not required to be submitted to a vote of our stockholders for advisory approval. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation, and oversight of the audit work of the independent auditors. The Audit Committee has appointed M&K to serve as independent auditors to conduct an audit of our accounts for the 2026 fiscal year. However, the Board is submitting this matter to our stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain M&K and may retain that firm or another without re-submitting the matter to stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

The Board recommends a vote FOR the approval, on an advisory basis, of the appointment of M&K as our independent accountants for 2026.

*          *          *          *          *

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Fees Billed for Audit and Non-Audit Services

The following table represents the aggregate fees billed for professional audit services rendered by M&K for the audit of the annual financial statements for the years ended December 31, 2025 and 2024.

	Year Ended December 31,
	2025	2024
Audit fees (1)	$216,595	$178,671
Audit-related fees (2)	–	–
Tax fees (3)	–	–
All other fees (4)	–	–
Total accounting fees and services	$216,595	$178,671
____________________
(1)Fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our Quarterly Reports on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)Fees for assurance and related services in connection with the performance of the audit or the review of our financial statements.
(3)Fees for professional services with respect to tax compliance, tax advice, and tax planning.
(4)Fees for permissible work that does not fall within any of the aforementioned categories of audit fees, audit-related fees, or tax fees.

Pre-Approval Policy for Audit and Non-Audit Services

The Audit Committee pre-approves all audit and non-audit services before an accountant is engaged. All of the services rendered to us by our independent registered public auditors were pre-approved by the Audit Committee.

MISCELLANEOUS

Other Matters

Management knows of no other matters, other than the foregoing, to be brought before the Annual Meeting, but if such other matters properly come before the Annual Meeting, or any adjournment thereof, the Proxyholders will vote such proxy on such matters in accordance with their best judgment.

Certain information contained in this Proxy Statement relating to the credentials and security holdings of our directors and officers is based upon information provided by the individual directors and officers.

Reports and Consolidated Financial Statements

Our Annual Report on Form 10-K for the year ended December 31, 2025 including our Audited Consolidated Financial Statements (the “Form 10-K”), are included with the proxy materials for the Annual Meeting. Such report and consolidated financial statements contained therein are not incorporated herein by reference and are not considered part of this soliciting material.

A copy of the Form 10-K, without exhibits, will be provided without charge to any stockholder submitting a written request. With the payment of an appropriate processing fee, we will provide copies of the exhibits to the Form 10-K. Such request should be addressed to our principal executive offices:

MariMed Inc.
10 Oceana Way
Norwood, Massachusetts 02062
Attention: Investor Relations

Solicitation of Proxies

The entire cost of the solicitation of proxies will be borne by us. Proxies may be solicited by our directors, officers and regular employees, without extra compensation, by telephone, telegraph, mail or personal interview. Solicitation is not to be made by specifically engaged employees or paid solicitors. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for sending proxies and proxy material to the beneficial owners of Common Shares.

Stockholder Proposals for Next Annual Meeting Pursuant to Rule 14a-8 of the Exchange Act

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at the Company’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 10 Oceana Way, Norwood, Massachusetts 02062, in writing not later than December 24, 2026, which is 120 days before the one-year anniversary date on which this Proxy Statement was mailed to our stockholders in connection with the Annual Meeting, and must otherwise comply with the rules promulgated by the SEC. However, if the date of the 2027 Annual Meeting is changed by more than 30 days from the anniversary date of the Annual Meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials for the 2027 Annual Meeting. In such an event, we expect to issue a press release announcing such change and take reasonable steps necessary to inform other relevant parties of the change, including intermediaries in the proxy process.

Stockholder Director Nominations for Inclusion in the 2027 Proxy Statement

Under our Bylaws, written notice of stockholder nominations to the Board, that are to be included in the proxy statement for the 2027 Annual Meeting (the “2027 Proxy Statement”) pursuant to the proxy access provisions in Article II, Section 10 of our Bylaws (the “Proxy Access Notice”), must be delivered to our Secretary at our offices at 10 Oceana Way, Norwood, Massachusetts 02062, not later than 120 days (December 24, 2026) nor earlier than 150 days (November 24, 2026) prior to the one-year anniversary date on which this Proxy Statement was mailed to our stockholders in connection with the Annual Meeting. Accordingly, any eligible stockholder who wishes to have a nomination considered at the 2027 Annual Meeting and included in the 2027 Proxy Statement must deliver the Proxy Access Notice (containing the information specified in our Bylaws regarding the stockholder and the proposed nominee) to the Secretary between November 24, 2026 and December 24, 2026. However, if the date of the 2027 Annual Meeting is earlier by more than 30 days or delayed by more than 60 days from the one-year anniversary date of the Annual Meeting, the Proxy Access Notice must be delivered to the Secretary not earlier than the close of business on the 150th day prior to the 2027 Annual Meeting nor later than the close of business on the later of: (i) the 120th day prior to the 2027 Annual Meeting; or (ii) the 10th day following public announcement by the Company of the date of the 2027 Annual Meeting.

Stockholder Director Nomination and Other Shareholder Proposals for Presentation at the 2027 Annual Meeting Not Included in 2027 Proxy Statement

Under our Bylaws, written notice of stockholder nominations to the Board or any other business proposed by a stockholder that is not to be included in the 2027 Proxy Statement pursuant to the notice provisions in Article II, Section 9 of our Bylaws (the “Proposal Notice”), must be delivered to our Secretary at our offices at 10 Oceana Way, Norwood, Massachusetts 02062, not later than the close of business on the 90th day (or March 6, 2027), nor earlier than the close of business on the 120th day (or February 4, 2027), prior to the one-year anniversary date of the Annual Meeting. Accordingly, any stockholder who wishes to have a nomination or other business considered at the 2027 Annual Meeting, but not included in the 2027 Proxy Statement, must deliver the Proposal Notice (containing the information specified in our Bylaws regarding the stockholder and the proposed action) to the Secretary between February 4, 2027 and March 6, 2027. However, if the date of the 2027 Annual Meeting is earlier by more than 30 days or delayed by more than 60 days from the one-year anniversary date of the Annual Meeting, the Proposal Notice must be delivered to the Secretary not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the later of: (i) the 90th day prior to the 2027 Annual Meeting; or (ii) the 10th day following public announcement by the Company of the date of the 2027 Annual Meeting.

Stockholder Solicitation of Proxies in Support of Director Nominees Other Than Company Nominees

In addition to satisfying the provisions in our Bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than our nominees in compliance with Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees), must provide notice that sets forth the information required by Rule 14a-19(b) no later than 60 days prior to the anniversary date of the Annual Meeting (for the 2027 Annual Meeting, no later than April 5, 2027). However, if the date of the 2027 Annual Meeting changes by more than 30 days from the one-year anniversary date of the Annual Meeting, such notice must instead be provided by the later of: (i) 60 days prior to the date of the 2027 Annual Meeting; or (ii) the 10th day following public announcement by the Company of the date of the 2027 Annual Meeting.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write or call us at the following address or phone number: 10 Oceana Way, Norwood, Massachusetts 02062, (781) 277-0007. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO SUBMIT YOUR VOTE VIA THE INTERNET, BY TELEPHONE OR BY SIGNING, DATING AND RETURNING YOUR PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, AS SOON AS POSSIBLE, SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.

By order of the Board of Directors,

Edward Gildea
Chairman of the Board
Norwood, Massachusetts
April 23, 2026

APPENDIX A

MARIMED INC.
10 OCEANA WAY
NORWOOD, MA 02062

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MRMD2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92064-P51031 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MARIMED INC.

The Board of Directors recommends a vote FOR all the nominees listed.

	For All	Withhold All	For All Except
1. ELECTION OF DIRECTORS	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

NOMINEES:

01) Jon R. Levine
02) Edward Gildea
03) David Allen
04) Eva Selhub, M.D.

The Board of Directors recommends a vote FOR Proposal 2.

The shares represented by this Proxy will be voted as directed or if no direction is indicated, will be voted FOR the proposals.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

NOTE: DATE AND SIGN EXACTLY AS NAME APPEARS HEREON. EACH JOINT TENANT MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTER, TRUSTEE, ETC., GIVE FULL TITLE. IF SIGNER IS CORPORATION, SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER. IF SIGNER IS A PARTNERSHIP, SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annual Meeting of Stockholders of
MARIMED INC.
June 4, 2026

Please mark, date, sign and mail your
proxy card back as soon as possible!

V92065-P51031

PROXY CARD
MARIMED INC.

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on June 4, 2026

The undersigned hereby constitutes and appoints Jon R. Levine and Edward Gildea, with full power of substitution, as proxies of the undersigned to attend the Annual Meeting of Stockholders of MariMed Inc. (the "Company") to be held on June 4, 2026 at 9:30 a.m. Eastern Time, via live webcast on the Internet at **www.virtualshareholdermeeting.com/MRMD2026**, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Notice and Proxy Statement for the Annual Meeting, and in their discretion upon such other matters as may come before the meeting.

(Continued and to be signed on Reverse Side)